                                                                     EXHIBIT (p)


                            RREEF SECURITIES TRUST

                               POWER OF ATTORNEY

     Know all people by these presents, that the undersigned constitutes and appoints Kim G. Redding, Paula M. Ferkull, Peter J. Broccolo, Karen J. Knudson, Arthur Don, and H. Bernt von Ohlen and each of them, his attorneys-in-fact, each with power of substitution, for him in any and all capacities, to sign any registration statement of the RREEF Securities Trust on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of November, 1999.



/s/ Nicholas C. Babson
--------------------------
Nicholas C. Babson
Trustee

                            RREEF SECURITIES TRUST

                               POWER OF ATTORNEY

     Know all people by these presents, that the undersigned constitutes and appoints Kim G. Redding, Paula M. Ferkull, Karen J. Knudson, Arthur Don, and H. Bernt von Ohlen and each of them, his attorneys-in-fact, each with power of substitution, for him in any and all capacities, to sign any registration statement of the RREEF Securities Trust on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of November, 1999.





/s/ Peter J. Broccolo
---------------------
Peter J. Broccolo
Trustee

                            RREEF SECURITIES TRUST

                               POWER OF ATTORNEY

     Know all people by these presents, that the undersigned constitutes and appoints Kim G. Redding, Paula M. Ferkull, Peter J. Broccolo, Karen J. Knudson, Arthur Don, and H. Bernt von Ohlen and each of them, his attorneys-in-fact, each with power of substitution, for him in any and all capacities, to sign any registration statement of the RREEF Securities Trust on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney as of the 22nd day of November 1999.

/s/ Richard W. Burke
---------------------------
Richard W. Burke
Trustee

                            RREEF SECURITIES TRUST

                               POWER OF ATTORNEY

     Know all people by these presents, that the undersigned constitutes and appoints Kim G. Redding, Paula M. Ferkull, Peter J. Broccolo, Karen J. Knudson, Arthur Don, and H. Bernt von Ohlen and each of them, his attorneys-in-fact, each with power of substitution, for him in any and all capacities, to sign any registration statement of the RREEF Securities Trust on Form N-1A under the Securities Act of 1933 and/or the Investment Company Act of 1940, and all amendments thereto, and to file the same, including exhibits and other documents in connection therewith, with the Securities and Exchange Commission, and all applicable state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed his Power of Attorney as of the 22nd day of November, 1999.

/s/ Robert L. Stovall
-------------------------------
Robert L. Stovall
Trustee